Exhibit 99.1


[VENTAS LOGO]

Ventas, Inc.  4360 Brownsboro Road   Suite 115   Louisville, Kentucky 40207-1642
                     (502) 357.9000       (502) 357.9001 Fax


                                                   Contact: Debra A. Cafaro
                                                            President and CEO
                                                            (502) 357-9000


                          VENTAS NAMES RAYMOND J. LEWIS
                        SVP AND CHIEF INVESTMENT OFFICER
                             ----------------------
                      Lewis to Head Diversification Program


Louisville, KY (September 19, 2002) - Ventas, Inc. (NYSE:VTR) ("Ventas" or the "Company") today announced that Raymond J. Lewis, 38, will join the Company as Senior Vice President and Chief Investment Officer (CIO), effective October 1, 2002.

     "Ray is uniquely qualified for this position because of his broad industry knowledge and contacts, coupled with his superior analytical skills," Ventas President and CEO Debra A. Cafaro said. "He brings to Ventas a proven record of building and growing businesses successfully in the area of healthcare and senior housing finance. We are delighted to have someone of Ray's caliber leading our diversification program and playing a key role in our senior management team."

     Lewis most recently was managing director of business development for GE Capital Healthcare Financial Services where he led a team focused on mergers and portfolio acquisitions of healthcare assets. Prior to that, he was executive vice president of healthcare finance for Heller Financial, Inc. (acquired by General Electric Capital Corporation in 2001) where he had primary responsibility for a $900 million healthcare lending portfolio. During his tenure at Heller Financial, Lewis developed an investment strategy and built a portfolio of healthcare loans, and also developed and implemented a strategic plan for a new lending group in the senior living sector.

     Lewis is the Chairman of the National Investment Center for Seniors Housing and Long Term Care (NIC) and formerly served on the board of directors of the Assisted Living Federation of America. He received a bachelor's degree in business administration from the University of Wisconsin - Madison.

     "This is an exciting time to join the Ventas team as the Company executes its diversification program," Lewis said. "I look forward to implementing our strategy as Ventas continues to build on its strengths and maintains its industry leading performance."

     Ventas is a healthcare real estate investment trust that owns 43 hospitals, 215 nursing facilities and eight personal care facilities in 36 states. More information about Ventas can be found on its website at www.ventasreit.com.

     This Press Release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements regarding Ventas, Inc.'s ("Ventas" or the "Company") and its subsidiaries' expected future financial position, results of operations, cash flows, funds from operations, dividends and dividend plans, financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions, growth opportunities, expected lease income, continued qualification as a real estate investment trust ("REIT"), plans and objectives of management for future operations and statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will" and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and stockholders must recognize that actual results may differ from the Company's expectations. The Company does not undertake a duty to update such forward-looking statements.


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Ventas Names Raymond J. Lewis SVP and Chief Investment Officer
Page 2
September 19, 2002
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     Actual future results and trends for the Company may differ materially depending on a variety of factors discussed in the Company's filings with the Securities and Exchange Commission (the "Commission"). Factors that may affect the plans or results of the Company include, without limitation, (a) the ability and willingness of Kindred Healthcare, Inc. ("Kindred") and certain of its affiliates to continue to meet and/or perform their obligations under their contractual arrangements with the Company and the Company's subsidiaries, including without limitation the lease agreements and various agreements (the "Spin Agreements") entered into by the Company and Kindred at the time of the Company's spin-off of Kindred on May 1, 1998 (the "1998 Spin Off"), as such agreements may have been amended and restated in connection with Kindred's emergence from bankruptcy on April 20, 2001, (b) the ability and willingness of Kindred to continue to meet and/or perform its obligation to indemnify and defend the Company for all litigation and other claims relating to the healthcare operations and other assets and liabilities transferred to Kindred in the 1998 Spin Off, (c) the ability of Kindred and the Company's other operators to maintain the financial strength and liquidity necessary to satisfy their respective obligations and duties under the leases and other agreements with the Company, and their existing credit agreements, (d) the Company's success in implementing its business strategy, (e) the nature and extent of future competition, (f) the extent of future healthcare reform and regulation, including cost containment measures and changes in reimbursement policies and procedures, (g) increases in the cost of borrowing for the Company, (h) the ability of the Company's operators to deliver high quality care and to attract patients, (i) the results of litigation affecting the Company, (j) changes in general economic conditions and/or economic conditions in the markets in which the Company may, from time to time, compete, (k) the ability of the Company to pay down, refinance, restructure, and/or extend its indebtedness as it becomes due, (l) the movement of interest rates and the resulting impact on the value of the Company's interest rate swap agreements and the ability of the Company to satisfy its obligation to post cash collateral if required to do so under one of these interest rate swap agreements, (m) the ability and willingness of Atria, Inc. ("Atria") to continue to meet and honor its contractual arrangements with the Company and Ventas Realty, Limited Partnership entered into in connection with the Company's spin-off of its assisted living operations and related assets and liabilities to Atria in August 1996, (n) the ability and willingness of the Company to maintain its qualification as a REIT due to economic, market, legal, tax or other considerations, including without limitation, the risk that the Company may fail to qualify as a REIT due to its ownership of common stock in Kindred, (o) the outcome of the audit being conducted by the Internal Revenue Service for the Company's tax years ended December 31, 1997 and 1998, (p) final determination of the Company's taxable net income for the year ended December 31, 2002, (q) the ability and willingness of the Company's tenants to renew their leases with the Company upon expiration of the leases and the Company's ability to relet its properties on the same or better terms in the event such leases expire and are not renewed by the existing tenants and (r) the value of the Company's common stock in Kindred and the limitations on the ability of the Company to sell, transfer or otherwise dispose of its common stock in Kindred arising out of the securities laws and the registration rights agreement the Company entered into with Kindred and certain of the holders of the common stock in Kindred. Many of such factors are beyond the control of the Company and its management.

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